STATEMENT OF ADDITIONAL INFORMATION

STRALEM EQUITY FUND
Adviser Class – STRAX
Institutional Class - STEFX

Shareholder Services
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

March 1, 2014;
Revised March 26, 2014

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI should be read in conjunction with the prospectus of Stralem Equity Fund (the “Fund”) dated March 1, 2014 pursuant to which shares of the Fund are offered.  This SAI should also be read in conjunction with the Fund’s annual report for the fiscal year ended October 31, 2013.  This SAI is incorporated by reference in its entirety into the prospectus.  To obtain additional copies of the prospectus or this SAI, please write to the address noted above or call toll free at 1-866-822-9555.

The Fund’s audited financial statements for the fiscal year ended October 31, 2013 are incorporated in this SAI by reference to the Fund’s 2013 annual report to shareholders (SEC File No. 811-1920). You may obtain additional copies of the Fund’s annual report at no charge by request to the Fund at the address or phone number noted above.  The prospectus, this SAI and most recent shareholder reports are available for download at www.stralemfund.com.

Stralem Equity Fund is a series of Stralem Fund.  Stralem & Company Incorporated (the “Adviser”) serves as the Fund’s investment adviser.

TABLE OF CONTENTS

Page

	General Information	2
	Organization and History	2
	Investment Objective, Policies and Techniques	2
	Management of The Fund	5
	Principal Holders of Securities	12
	Investment Advisory and Other Services	13
	Portfolio Managers	16
	Brokerage Allocation	17
	Codes of Ethics	19
	Proxy Voting Policies and Procedures.	19
	Additional Information on Purchase, Redemption And Pricing Of Shares	20
	Performance of the Fund	20
	Taxes	22
	Additional Information About the Fund	30
	Financial Statements	31
Appendix —	Proxy Voting Policies – Stralem Fund	32
	Proxy Voting Policies – Stralem & Company Incorporated	34

GENERAL INFORMATION

This SAI provides a further discussion of certain matters described in the prospectus and other matters that may be of interest to investors.  No investment in shares of the Fund should be made without first reading the prospectus.

ORGANIZATION AND HISTORY

Stralem Fund (the “Trust”) is an open-end management investment company.  The Trust was incorporated on July 9, 1969 under the laws of the State of Delaware and, on April 30, 1999, the Trust was reorganized into a Delaware statutory trust (formerly referred to as a “business trust”).  Currently, the Trust offers one separate, non-diversified series portfolio: Stralem Equity Fund.  The Fund offers two classes of shares, Institutional Class and Adviser Class.  The two classes, which are invested in the same portfolio of securities, differ primarily in expenses, minimum investment requirements and inception dates.  For additional information regarding the classes of shares, please see the Fund’s current prospectus.

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Objective of the Fund

The investment objective of the Fund is long-term capital appreciation.

Investment Policies

The Fund invests primarily in equity securities listed or traded on major U.S. stock exchanges.  The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than diversified investment companies.  To the extent that a greater portion of the Fund’s assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

Portfolio Turnover Rate

During the fiscal years ended October 31, 2013, 2012 and 2011, the portfolio turnover rate of the Fund, calculated by dividing the lesser of purchases or sales of portfolio securities during the year by the monthly average of the value of the portfolio securities owned by the Fund during the year, was 14%, 20% and 28%, respectively.  The Fund cannot predict what its turnover rate will be in future years.  A high rate of turnover may result in increased income and capital gains that would have to be distributed to the Fund’s shareholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund.  A majority of the outstanding shares means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund.

1.         The Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow as authorized by the 1940 Act.

2.         The Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33⅓% of the Fund’s total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33⅓% of the value of its total assets at the time when the loan is made.  Any borrowings representing more than 33⅓% of the Fund’s total assets must be repaid before the Fund may make additional investments.

3.         The Fund may not underwrite securities of other issuers, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

4.         The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities).  No more than 25% of the value of the Fund’s total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry.  This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted a similar restriction.

5.         The Fund may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business.  The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Fund has no current intention of so doing.

6.         The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.         The Fund may not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Fund is also subject to certain restrictions in order to qualify as a regulated investment company.  See “Taxes – Qualification as a Regulated Investment Company.”

Disclosure of Portfolio Holdings

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30) and its fiscal year (October 31) in its financial reports to shareholders.  The Fund sends these reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files the reports with the Securities and Exchange Commission (the “SEC”) by the 70th day after the end of the relevant fiscal period.  You can find the Fund’s reports at www.stralemfund.com and on the SEC’s website at www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period.  You can find these filings on the SEC’s website at www.sec.gov, and they are available upon request, without charge, by calling the Fund toll-free at 1-866-822-9555.

The Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to: the custodian, administrator, transfer agent, distributor, pricing agents, independent registered public accounting firm, proxy voting agent, financial printers and typesetters, mutual fund ranking and rating services, any third-party service providers to the Adviser or the Fund, outside legal counsel retained by the Adviser or the Fund, and persons who are subject to the Adviser’s or the Trust’s Code of Ethics.  The entities that currently receive the Fund’s portfolio holdings are set forth in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Stralem & Company Incorporated	Daily, with no lag time
Custodian	Pershing Advisor Solutions LLC	Daily, with no lag time
Independent Registered Public Accounting Firm	EisnerAmper LLP
Current holdings released usually one day lag time after the annual and semi-annual year end of the Fund; for the Rule 17f-2 audit without prior notice to the Fund; and at any other time during the year upon request by the accounting firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP	Portfolio information provided in connection with Board of Trustee meetings approximately four to six weeks after quarter-end and as necessary to address legal issues facing the Trust with no lag time
Proxy Voting Agent	Institutional Shareholder Services	Current holdings released approximately the 15th of each month, with one day lag time
Administrator/Transfer Agent	Ultimus Fund Solutions, LLC	Daily, with no lag time
Distributor	Ultimus Fund Distributors, LLC	Daily, with no lag time
Rating & Ranking Services	Morningstar, Inc.; Bloomberg L.P.	Monthly, with a 30-day lag time

Prior to authorizing disclosure of the Fund’s portfolio holdings, the President of the Trust must conclude that there is a “legitimate business reason” for such disclosure and that it is in the shareholders’ best interest.  Following a determination that a “legitimate business reason” exists, the President, after consulting with the Chief Compliance Officer, will determine if the approved third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved “legitimate business reason”; and (b) keep the portfolio holdings confidential.  A copy of each signed agreement will be maintained by the Trust.  The Board and the Trust’s Chief Compliance Officer will review the adequacy and effectiveness of this policy (and any related procedures) at least annually.  Also, the Board will consider any changes to the policy and procedures recommended by the Chief Compliance Officer.  The Adviser (and other service providers) may establish additional procedures to implement this policy.  These additional procedures may be changed without the approval of the Board.  The Trust has adopted portfolio holding procedures which include procedures to monitor the use of portfolio holdings information.  The procedures also provide that if a conflict of interest arises between a third-party service provider and the Fund, in consideration of the shareholders’ best interest, the Fund would cease to conduct business with the third party service provider if the Fund reasonably believed that the service provider was misusing the disclosed information.  There can be no assurance that the Trust’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by third parties that receive such information.

MANAGEMENT OF THE FUND

The Board is responsible for oversight of the Fund.  The officers of the Trust are responsible for the day-to-day operations of the Fund.  The table below sets forth information about the Trustees and executive officers of the Trust.  Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022.  Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees
**Michael T. Rubin (1941)	Trustee/Lead Independent Trustee	Since 1998/Appointed Lead Independent Trustee in 2012	Retired.	1	N/A
Geoff Gottlieb (1959)	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1	N/A

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
David J. Koeppel (1958)	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company, from 2001 to 2011.	1	N/A
Edward A. Kuczmarski (1949)	Trustee/Audit Committee Chairman	Since March, 2014	Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to April 2013.	1	Independent Director/Trustee of Reich & Tang Funds; Independent Director of ISI Funds; and Independent Director of Brookfield Investment Management Funds
Interested Trustee
*Andrea Baumann Lustig (1959)	Trustee and President	Trustee Since 2011; Officer since 2008	Vice President of the Adviser and Director of Private Client Asset Management.	1	N/A
Executive Officers
Hirschel B. Abelson (1933)	Senior Assistant Treasurer	Since 1989	President and Director of the Adviser.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1962)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Philippe T. Labaune (1968)	Vice President	Since 1997	Vice President of the Adviser and Trader.
Adam S. Abelson (1968)	Vice President	Since 2001	Vice President of the Adviser and Senior Portfolio Manager.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1968)	Secretary	Since June 2011; Assistant Secretary from 2008-2011	Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Joann Paccione (1957)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser.

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.
**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
-	Adam Abelson is the son of Hirschel B. Abelson.

Share Ownership of Trustees

The following table reflects the Trustees’ beneficial ownership of shares of the Fund as of December 31, 2013.  There are no shares held by the Trustees in deferred compensation accounts.

	Dollar Range of Fund Shares Owned by Trustee as of December 31, 2013	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Independent Trustees
Michael T. Rubin	over $100,000	over $100,000
Geoff Gottlieb	over $100,000	over $100,000
David J. Koeppel	$10,001 - $50,000	$10,001 - $50,000
Edward A. Kuczmarski*	None	None
Interested Trustees
Andrea Baumann Lustig	over $100,000	over $100,000

*	Mr. Kuczmarski joined the Board of Trustees in March, 2014.

Compensation of Trustees

Trustee	Aggregate Compensation From the Fund For the Year Ended October 31, 2013	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
Michael T. Rubin	$22,000	None	None	$22,000
Geoff Gottlieb	$18,000	None	None	$18,000
David J. Koeppel	$18,000	None	None	$18,000
Edward A. Kuczmarski*	*	None	None	*
Andrea Baumann Lustig	$ 0	None	None	$ 0

*	Mr. Kuczmarski joined the Board in March, 2014.

As an interested person of the Trust, Ms. Lustig receives no compensation for her service as Trustee.  None of the Trustees and officers of the Fund receive any compensation, other than Trustees’ fees, from the Fund.  Each Independent Trustee receives a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, excluding Mr. Rubin, the Trust’s Lead Independent Trustee, who receives an annual retainer of $19,000 and Mr. Kuczmarski, the Trust’s Audit Committee Chairman, who receives an annual retainer of $19,000.  In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business.  There are generally at least four regular board meetings per year and the Trustees meet in Executive Session at least four times per year.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust, the Adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings.  The Independent Trustees also meet at least quarterly in Executive Session without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel to assist them in evaluating matters under federal and state law.

 Board Leadership.  The Board of Trustees is led by its President, Ms. Andrea Baumann Lustig.  Ms. Lustig is an “interested person” of the Trust because she is a shareholder and officer of the Adviser.  Ms. Lustig, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

Mr. Michael Rubin serves as the Lead Independent Trustee.  He presides at all Executive Sessions of the Independent Trustees.  In his role as Lead Independent Trustee, Mr. Rubin facilitates communication and coordination between the Independent Trustees and management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.  Mr. Rubin works closely with Fund counsel and counsel to the Independent Trustees in overseeing the activities of the Independent Trustees.

Mr. Edward A. Kuczmarski serves as the Audit Committee Chairman and will preside at all Audit Committee meetings.  In his role as Audit Committee Chairman, Mr. Kuczmarski facilitates communication and coordination between the Committee members and management and with Trust’s independent registered public accounting firm.  He also will review meeting agendas for the Committee.

The Board believes that its leadership structure, including having four out of five Trustees as Independent Trustees, coupled with the responsibilities undertaken by Ms. Lustig as President, Mr. Rubin as Lead Independent Trustee, and Mr. Kuczmarski as Audit Committee Chairman, is appropriate and in the best interests of the Trust.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees.  The Board of Trustees has established an Audit Committee and a Nominating Committee.  The Audit Committee and the Nominating Committee are composed of the Independent Trustees of the Trust.

Audit Committee.  The Audit Committee which is comprised of Messrs. Gottlieb, Koeppel, Rubin and Kuczmarski, is chaired by Mr. Kuczmarski, and operates under a written charter approved by the Board.  Mr. Kuczmarski was appointed Chairman of the Audit Committee in March of 2014 and has over 30 years of financial accounting experience.  The Audit Committee has the duties and powers to recommend the selection, retention or termination of the Trust’s independent registered public accounting firm, to evaluate such firm’s independence, to meet with such firm to discuss any matters relating to the Trust’s financial statements, to review and approve the fees charged by such firm for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.  The Audit Committee held two meetings during the fiscal year ended October 31, 2013.

Nominating Committee.  The Nominating Committee which is comprised of Messrs. Rubin, Gottlieb, Koeppel and Kuczmarski operates under a written charter and is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  The Nominating Committee did not meet during the fiscal year ended October 31, 2013.

Qualifications of the Trustees.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, legal counsel and its independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  A Trustee’s ability to perform effectively may have been attained through his or her profession, education, business activities, service on other fund boards or from many years of service to the Fund as a Trustee or a combination of all of these. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Andrea Baumann Lustig joined the Adviser in 2003 and has served as Vice President, since joining the firm.  Prior to joining the Adviser, Ms. Lustig was a Vice President of Bernstein Investment Research and Management where she worked as a Financial Advisor from 1997 to 2002. Prior to that, Ms. Lustig spent eleven years at Booz, Allen & Hamilton, Inc. where she was a Principal in the Strategy Practice.  Prior to Booz, Allen, Andrea was a Financial Analyst in Mergers & Acquisitions at Morgan Stanley & Co. Incorporated and an Associate in Investment Banking at Jefferies & Co.  She is President of the Association pour le Rétablissement des Institutions et Œuvres Israelites en France (ARIF).  Ms. Lustig holds a B.A. and M.P.A from Princeton University and an M.B.A. from Yale University.  Ms. Lustig has been a Trustee since 2011.

• Geoff Gottlieb co-founded and has served as a director of Executive Wealth Management Limited (“EWM”) since 2001. He is also managing member of EWM’s US subsidiary, EWM LLC and a director of EWM’s UK subsidiary, EWM Capital Limited.  Prior to 2001, Mr. Gottlieb spent ten years at UBS (London) and its predecessors Swiss Bank Corporation (London) and O’Connor & Associates (Chicago) and served as a management consultant at Booz Allen & Hamilton in New York, serving a wide range of financial services firms and industrial companies.  He holds a B.S. and Master of Engineering degrees in Operations Research and an MBA, from Cornell University.  Mr. Gottlieb has been a Trustee since November 2010.

• David J. Koeppel has served as President of The First Republic Corporation of America, Inc., a full service real estate company, since 2011.  Prior to 2011, Mr. Koeppel served as a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.  He holds a B.A. from Trinity College and a J.D. from Brooklyn Law School.  Mr. Koeppel has been a Trustee since 2011.

• Michael T. Rubin is retired.  Prior to his retirement he served as Vice President and Assistant Secretary of the Adviser from 1974 to 1997.  He holds a B.S. in business administration from Babson College.  Mr. Rubin has been a Trustee since 1998.

•  Edward A. Kuczmarski, CPA was a partner in the accounting firm Crowe Horwath LLP (formerly Hays & Company before a merger in 2009) from 1980 until his retirement in April, 2013.   He has over 30 years of financial accounting and auditing experience as a Certified Public Accountant.   Mr. Kuczmarski has also served on the boards of other mutual funds for over 30 years and understands the regulation, management and oversight of mutual funds.   Mr. Kuczmarski holds a B.S. in accounting from Long Island University and a MBA in taxation from New York University.   Mr. Kuczmarski has been a Trustee since 2014.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and other service providers have implemented various processes, procedures and controls to identify risks, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

The Board also receives quarterly and/or annual reports from the Trust’s administrator on such matters as anti-money laundering compliance, identity-theft prevention compliance, distribution-related activities and expenditures, class expenses, share purchases and redemptions and internal controls.  These reports assist the Board in its oversight of the services being provided by the administrator to the Trust.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information as to the holdings of shareholders owning of record 5% or more of the Fund’s outstanding shares, or of a class of the Fund’s outstanding shares, as of February 4, 2014.

Institutional Class:

Name and Address	Percentage Ownership of Institutional Class Shares
Charles Schwab & Co, Inc. ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	15.94%
National Financial Services, LLC For the Exclusive Benefit of our Customers ATTN: Mutual Funds Department 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	11.91%

Adviser Class:

Name and Address	Percentage Ownership of Adviser Class Shares
Charles Schwab & Co, Inc. ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	70.95%

Management Ownership

As of February 4, 2014, the Trustees and officers as a group owned less than 1% of the shares outstanding of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Stralem & Company Incorporated, located at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Fund under an investment advisory agreement dated November 1, 2011 (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and provides the Fund with investment research, data, advice and supervision.

Advisory Agreement

Under the Advisory Agreement, the Fund pays the Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net assets of the Fund during the quarterly period then ended:

1/4 of 1.25% of the first $50 million of such net assets (1.25% annually),

1/4 of 1.00% of the next $50 million of such net assets (1.00% annually), and

1/4 of 0.75% of such net assets in excess of $100 million (0.75% annually)

The table below reflects the advisory fees accrued by the Fund and the fee reductions and/or expense reimbursements made by the Adviser for the past three fiscal years.

Fiscal Year Ended	Advisory Fees	Fee Reductions and/or Expense Reimbursements	Net Advisory Fees
October 31, 2013	$3,220,037	$437,567	$2,782,470
October 31, 2012	$2,867,342	$550,448	$2,316,894
October 31, 2011	$2,055,575	$661,120	$1,394,455

The Adviser agreed contractually to reduce its advisory fees and/or reimburse certain Fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) in order for the Fund to maintain an annual operating expense ratio of 0.98% of the Fund’s average daily net assets allocable to Institutional Class shares and 1.23% of the Fund’s average daily net assets allocable to the Adviser Class shares.  This agreement will remain in effect through March 1, 2015 but may be renewed for additional time periods by mutual agreement.  As part of this arrangement, the Adviser may recover fee reductions or expense reimbursements made on the Fund’s behalf within a three year period from the year in which the Adviser reduced its compensation and/or assumed the expenses of the Fund.  The Adviser may only avail itself of this recovery if it would not cause the Fund’s total annual operating expense ratio to exceed 0.98% for Institutional Class shares and 1.23% for Adviser Class shares.  In all cases, the Adviser may only recover advisory fee reductions and expenses paid by the Adviser on the Fund’s behalf and which the Fund would otherwise be obligated to pay.  Expense reimbursements and/or fee reductions by the Adviser that are eligible for recovery by the Adviser are paid quarterly, if funds are available.  As of October 31, 2013, the amount of fee reductions and/or expense reimbursements available for recovery by the Adviser is $1,649,135 which must be recovered no later than the dates as stated below:

October 31, 2014	$661,120
October 31, 2015	$550,448
October 31, 2016	$437,567

Managed account clients of the Adviser may receive investment planning, asset allocation, rebalancing and other services from the Adviser.  These clients will incur administrative and servicing costs above the investment advisory fees which are payable to the Adviser if the client is invested in the Fund. No additional investment advisory fees are charged to investments in the Fund by clients of the Adviser that are subject to the Employee Retirement and Income Security Act.

As of the date of this Statement of Additional Information, the following persons are the beneficial owners of the Adviser’s outstanding voting common stock: Hirschel B. Abelson, President of the Adviser and Senior Assistant Treasurer of the Fund (60.25%); Adam Abelson, Vice President of the Adviser and the Fund (13.25%); Andrea Baumann Lustig, Vice President of the Adviser and President of the Fund (13.25%); and Philippe Labaune, Vice President of the Adviser and the Fund (13.25%).

 Mr. Hirschel B. Abelson is the sole control person of the Adviser.  Mr. Hirschel B. Abelson and his family members also own in the aggregate 72.28% of the outstanding non-voting common stock of the Adviser.

Administration Agreement

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, fund accountant and transfer agent since May 1, 2008.  Ultimus provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  As transfer agent, Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent.  For the performance of administrative services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such net assets in excess of $500 million, subject to a minimum fee of $12,000 per month.  Ultimus, in its role as transfer agent, receives (i) an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to a minimum fee of $1,500 per month per share class; and (ii) fees of $6,000 annually for providing the Fund with the ability to access Fund/SERV and networking through National Securities Clearing Corporation. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.  The following fees were paid to Ultimus by the Fund for each of the past three fiscal years:

Year Ended:	Administration Fees	Transfer Agent Fees
October 31, 2013	$480,061	$36,000
October 31, 2012	$423,396	$36,000
October 31, 2011	$291,107	$36,000

Distribution Agreement

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement.  The Distributor does not receive compensation for its services pursuant to the Distribution Agreement.  Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually:  (1) by the Board of Trustees or a vote of a majority of the outstanding shares; and (2) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Distribution Fees

As stated in the Prospectus, the Trust has adopted a plan of distribution with respect to the Adviser Class shares of the Fund (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the sale, distribution and promotion of its Adviser Class shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparing and printing sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund and/or the Distributor.  The 12b-1 Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund allocable to its Adviser Class shares.  Unreimbursed expenses will not be carried over from year to year.  During the fiscal year ended October 31, 2013, Adviser Class shares incurred distribution-related expenses of $17,944 under the 12b-1 Plan.

The continuance of the 12b-1 Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the 12b-1 Plan at a meeting called for the purpose of voting on such continuance.  The 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Adviser Class shares of the Fund.  In the event the 12b-1 Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The 12b-1 Plan may not be amended to increase materially the amount to be spent under the 12b-1 Plan without shareholder approval.  All material amendments to the 12b-1 Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the 12b-1 Plan at a meeting called for that purpose, the Trustees, including the Independent Trustees, determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its Adviser Class shareholders.  The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the 12b-1 Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale.  The 12b-1 Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the 12b-1 Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized.  While the 12b-1 Plan is in effect, all amounts spent by the Fund pursuant to the 12b-1 Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of their affiliation with the Adviser, Messrs. Hirschel B. Abelson, Adam Abelson and Philippe Labaune and Ms. Andrea Baumann Lustig may each be deemed to have a financial interest in the operation of the 12b-1 Plan.

PORTFOLIO MANAGERS

Below is information about other accounts managed by the Adviser’s Investment Committee, the dollar range of Fund shares that each member of the Investment Committee owns, how the Investment Committee members are compensated, and how potential conflicts of interest are managed.

Other Accounts Managed by the Investment Committee (as of October 31, 2013)

Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	389	$3.129 billion	1	$4.8 million

Ownership of Fund Shares

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned as of October 31, 2013
Hirschel B. Abelson	Over $1 million
Irene Bergman	Over $1 million
Andrea Baumann Lustig	Over $1 million
Adam S. Abelson	$100,001 – $500,000
Edward N. Cooper, CFA	$100,001 – $500,000
Philippe T. Labaune	$100,001 – $500,000
Michael J. Alpert	$50,001 – $100,000

Compensation

Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig, Philippe Labaune Irene Bergman, Michael J. Alpert and Edward N. Cooper receive an annual salary and bonus.  Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig, Philippe Labaune also receive a percentage share of the annual profits of the Adviser based on their ownership position of the Adviser.  Annual bonuses are determined by and subject to the discretion of the Board of Directors of the Adviser and are based upon the Adviser’s overall profitability.

Potential Conflicts of Interest

The Adviser acts as investment adviser to individuals, foundations, pension and profit-sharing plans, retirement plans, trusts, corporations, partnerships and private funds and employs a single portfolio strategy for all of its clients, including the Fund. The Adviser has adopted policies and procedures designed to address potential conflicts in allocation of trades among all its clients. These policies are designed to ensure equitable treatment of all accounts.  See “Brokerage Allocation – Allocation Policies” below for a description of these policies.

BROKERAGE ALLOCATION

The Board of Trustees have reviewed and approved the brokerage arrangements described below.  Decisions to buy and sell securities for the Fund, and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Adviser.  It is the Fund’s policy to obtain the best price and execution of orders available and, in so doing, the Fund receives portfolio executions and negotiates transactions in accordance with the reliability and quality of a broker’s services, the value of such services and expected contribution to the performance of the Fund.  Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, other factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but which ordinarily will not be higher than the generally prevailing competitive range), the broker’s trading expertise, execution and clearing capabilities, the financial strength, reputation and stability of the broker, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker to stand ready to execute possibly difficult transactions in the future. The Adviser may also consider research provided by broker-dealers who execute portfolio transactions for the Adviser. This research includes statistical and economic data and research reports on particular companies and industries and is used by the Adviser in connection with all of its similarly managed client accounts.

The Adviser will not direct Fund commissions to brokers or dealers in order to receive any reciprocal business, directly or indirectly, as a result of such commissions.

Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” for advisers who use commissions or transaction fees paid by their advised accounts to obtain investment research services that provide lawful and appropriate assistance to the adviser in performing investment decision-making responsibilities. As required by Section 28(e), the Adviser will make a good faith determination that the amount of commission or other fees paid is reasonable in relation to the value of the brokerage and research services provided.  The Adviser may pay a broker-dealer higher commissions than those available from another broker in recognition of the research services provided.  During the fiscal year ended October 31, 2013, brokerage transactions and related commissions directed to brokers because of research services provided were $17,465,505 and $2,728, respectively.

When the Adviser believes that it meets the standards of best execution, the Adviser may execute the Fund’s portfolio transactions through Pershing LLC, the Adviser’s “prime broker,” and Pershing Advisor Solutions LLC as the introducing broker (collectively “Pershing”). As prime broker, Pershing LLC acts as settlement agent, provides custody for assets, and prepares account statements for the Adviser’s clients who choose Pershing as its custodian. As part of the Adviser’s prime brokerage relationship, Pershing Advisor Solutions LLC provides custody services for the Adviser’s clients, including the Fund, at no charge. The Adviser may place the Fund’s trades with any number of executing brokers; however, Pershing may charge $12 per trade ticket for clearing services on trades executed by other brokers.

During the fiscal years ended October 31, 2013, 2012 and 2011, the Fund paid aggregate brokerage commissions of $29,458, $62,510 and $68,732, respectively, all of which were paid to unaffiliated brokers.  The aggregate brokerage commissions paid by the Fund during the fiscal year ended October 31, 2013 was lower than the brokerage commissions paid by the Fund during the fiscal years ended 2012 and 2011 primarily due to decrease in portfolio turnover in 2013.

As of October 31, 2013, the Fund held no securities of its regular brokers or dealers (or the parents thereof).

Allocation Policies

The Adviser manages other client accounts in addition to the Fund. Because the Adviser uses the same investment strategy to manage both the Fund and its other client accounts, the Adviser routinely purchases or sells the same investment securities for the Fund and for one or more of its other client accounts. When the Adviser believes that it is appropriate, it will aggregate orders for two or more client accounts, including the Fund (a “Bunched Trade”).  Bunched Trades are sought when the Adviser believes such trading will result in a more favorable overall execution for all participating accounts. Bunched Trades that are filled at different intervals during a trading day and/or at different prices will be allocated to client accounts at the average price obtained during that day. Depending on the nature of a trade, an order for the purchase or sale of a security may be filled over the course of several days. Partially filled orders will be allocated to client accounts automatically on a random basis by the Adviser’s order management computer system.  The Adviser will continue to purchase or sell shares, in additional aggregated orders if possible, to obtain shares for the accounts not previously filled.  Using this random computer methodology, all managed accounts receive fair and equitable treatment over time.  When necessary, trades will be allocated according to a rotation system that results in a fair and equitable distribution of opportunities throughout the year.  This method will be used, for example, when the quantity of securities obtained would not have a material impact if distributed amongst more than one client account.

CODES OF ETHICS

The Trust, the Distributor and the Adviser have each adopted a Code of Ethics, as required by Rule 17j-1 under the 1940 Act. These Codes of Ethics are designed to prevent personal trading activities that may interfere or be in conflict with client interests, including the Fund. The Adviser’s access persons may occasionally purchase or sell a security for their own account that may be purchased or held by the Fund or may be currently in research or under consideration by the Adviser’s investment committee. In order to avoid any conflict of interest with client interests or the Adviser’s current investment strategy, the Adviser’s Code requires access persons to pre-clear all securities transactions in a security on the Adviser’s restricted list. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Trust and the Adviser without pre-clearance.  The Board will review reports under the Codes of Ethics and receive certain certifications with respect to their administration.  The Codes of Ethics are on file with and available from the SEC.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies in the best interest of Fund shareholders; (ii) address conflicts of interest between Fund shareholders, on the one hand, and affiliates of the Fund and the Adviser, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and the Adviser are included as an Appendix to this SAI.

The Trust’s Proxy Voting Policy provides that, in accordance with SEC rules, it will annually disclose on Form N-PX the Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, free of charge by calling toll free at 1-866-822-9555.  This information is also available on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ON PURCHASE,
REDEMPTION AND PRICING OF SHARES

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order in proper form.  In connection with the sale of shares of the Fund, the Adviser may pay a referral fee to solicitors, financial advisers and other persons who refer their clients to the Fund.  This referral fee is paid by the Adviser from its own resources based on the assets invested in the Fund attributable to the solicitor, financial adviser or other person.  No portion of this referral fee is paid by the Fund.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund offers two classes of shares, the Institutional Class shares and the Adviser Class shares.  The Prospectus contains detailed information regarding the eligibility requirements for each class of shares.  If you have any questions regarding your eligibility, please call the Fund’s transfer agent at 1-866-822-9555.

PERFORMANCE OF THE FUND

From time to time the Fund’s performance data may be quoted in advertising and other promotional materials.  The Fund may compare its performance with data published by Lipper, Morningstar, Inc., or Mutual Fund Magazine; fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar, Inc. or Bloomberg L.P.; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Financial World and Barron’s.

From time to time, the “average annual total returns” of an investment in the Fund may be advertised.  An explanation of how total returns are calculated for the Fund and the components of those calculations are set forth below.

Total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the Fund’s average annual total returns for the 1, 5, and 10-year periods (or the life of the Fund, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured, and its total return is not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Total return for any given past period is not a prediction or representation by the Fund of future rates of return.  The total return of the Fund is affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Return Calculations

The “average annual total return before taxes” of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

P(1+T)n = ERV

A cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes
                                  P

Total Returns After Taxes on Distributions

 The “average annual total return after taxes on distributions” of the Fund is an average annual compounded return for each year in a specified number of years after taxes on Fund distributions in each year.  It is the rate of return (“T”) based on the change in value of a hypothetical initial investment of $1,000 (“P”) held for the number of years (“n”) to achieve the ending value after taxes on distributions (“ATVD”), according to the following formula:

P(1+T)n = ATVD

A cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVD – P = Total Return After Taxes on Distributions
P

Total Returns After Taxes on Distributions and Redemptions

The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P”) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

P(1+T)n = ATVDR

A cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions
    P

TAXES

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Internal Revenue Code (the “Code”), including, for example, insurance companies, banks and tax-exempt organizations.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains during such taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward indefinitely.  Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net assets of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. The Fund will use its best effort to avoid having an ownership change that would limit its use of capital loss carryforwards.  However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have an ownership change.  If the Fund has an ownership change, then the Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distribution of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and:  (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) for any taxable year, may elect to treat all or any part of certain net capital losses, incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If, for any taxable year, the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of the Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).  There can be no assurance that the Fund’s distributions will be sufficient to avoid this excise tax.

For purposes of the excise tax, a regulated investment company shall:  (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such specified gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31.  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gains rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bear to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company, will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% or less of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that it also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including through the reinvestment of distributions by the fund) within 30 days before or after the sale or redemption of shares of the Fund.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Shareholders

Taxation of a shareholder who, with respect to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to 30% U.S. withholding tax (or lower treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. For taxable years beginning before January 1, 2014, U.S. withholding tax generally would not apply to amounts paid by the Fund which are designated as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for the year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S. source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

Dividends paid by the Fund after June 30, 2014 and gross proceeds from the redemption of shares of the Fund and certain capital gain dividends that it pays after December 31, 2016 to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Foreign, State and Local Tax Consideration

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury regulations issued there under in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Stralem Fund, a Delaware statutory trust, is comprised of one series, Stralem Equity Fund.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of Trust property for any shareholder held personally liable solely by his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share.  Each share has one vote and participates equally in dividends and distributions declared by the Fund, as well as in the Fund’s net assets in the event of the Fund’s liquidation.  The Fund’s shares, when issued, are fully paid and non-assessable.  Shares of the Fund have no pre-emptive, subscription or conversion rights and are freely transferable.

EisnerAmper LLP, 750 Third Avenue, New York, New York 10017, is an independent registered public accounting firm and provides auditing and tax services for the Fund.

Pershing Advisor Solutions LLC (the “Custodian”) acts as the custodian for the securities of the Fund.  The Custodian’s principal offices are located at 1 Pershing Plaza, Jersey City, New Jersey 07399.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by EisnerAmper LLP, an independent registered public accounting firm, are incorporated herein by reference to the annual report of the Fund dated October 31, 2013.

APPENDIX — PROXY VOTING POLICIES

STRALEM FUND

Proxy Voting Policies

As Amended March 2010

Stralem Fund (the "Trust") on behalf of the Stralem Equity Fund (the "Fund") has adopted these Proxy Voting Policies and Procedures ("Policies") to:

•	ensure that they vote proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;
•	address any conflicts that may arise between shareholders, on the one hand, and "affiliated persons" of the Fund or of Stralem & Company Incorporated ("Stralem") on the other;
•	authorize the Boards of Trustees of the Fund to oversee proxy voting, and
•	provide for the disclosure of the Fund's proxy voting records and these Policies.

I.	Delegation to Stralem

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to Stralem in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Stralem's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Stralem will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures are adopted as part of these Policies.  The Board of Trustees must approve any material change in the Procedures with respect to the Portfolio.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30bl-4 under the Investment Company Act of 1940, as amended, the Trust shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) the Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records").

The Voting Records shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•	the name of the issuer of the portfolio security
•	the exchange ticker symbol of the portfolio security
•	the CUSIP number for the portfolio security

•	the shareholder meeting date
•	a brief identification of the matter voted upon
•	whether the matter was proposed by the issuer or by a security holder
•	whether the Fund cast a vote and, if so, how the vote was cast
•	whether the vote cast was for or against management of the issuer

B.	Disclosure the Policies and How to Obtain Information

1.         Description of the policies.  The Fund's statement of additional information ("SAI")  shall describe these Policies, including the Procedures.

2.         How to obtain a copy of the Policies.  The Fund shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling Stralem toll free at (866) 822-9555;
•	on the Fund's website at www.stralemfund.com;
•	at the SEC's website, www.sec.gov.

3.         How to obtain information  about the Fund's  proxy votes.  The Fund shall disclose in all shareholder reports and the SAl that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling Stralem toll free at (866) 822-9555;
•	on the Fund's website at www.stralemfund.com;
•	at the SEC's website, www.sec.gov.

The Fund must send the information  disclosed in their most recently filed proxy voting report on Form N-PX within three business days after the receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Review by Trustees

Stralem shall report to the Trustees, at least annually, the Voting Records of the Fund in a form as the Trustees may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and
•	summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser's Procedures annually and determine whether any amendments  to these Policies or the Procedures  would be appropriate.

Section 18	Stralem Fund-Proxy Voting Policy	Page 2 of 3
Adopted: October 1, 2003

Effective March 2010

STRALEM & COMPANY INCORPORATED

PROXY VOTING POLICY AND

PROCEDURES

I.	Proxy Voting Policy

SEC registered investment advisers are required to follow certain limited steps concerning proxy voting on behalf of their clients. They must:

•
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, and those procedures must include how the adviser will address material conflicts that may arise between the adviser's interests and its clients' interests;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to client securities; and
•	Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Stralem & Company Incorporated ("Stralem") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts.  Generally, Stralem is not authorized by its clients to vote proxies on their behalf.  Although Stralem's proxy voting policies are stated below, Stralem considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate in the best interest of shareholders.

As a general rule, Stralem will vote against any actions that would:

•	reduce the rights or options of shareholders,
•	reduce shareholder influence over the board of directors and management,
•	reduce the alignment of interests between management and shareholders, or
•	reduce the value of shareholders' investments.

A.	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance.  Key board committees, including audit and compensation committees, should be completely independent.  ·

There are some actions by directors that should result in votes for their election being withheld.

These instances include directors who:

•	Are not independent directors and sit on the board's audit or compensation committee;
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;
•	Implement or renew a dead-hand or modified dead-hand poison pill;
•	Enacted egregious corporate governance policies or failed to replace management as appropriate;
•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management's track record;
•	Portfolio manager's assessment;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	Background to the proxy contest.

B.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. Stralem will support the reappointment of the company's auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;
•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

C.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. Stralem will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	Stralem will generally vote against plans where:

+	the total dilution (including all equity-based plans) is excessive.
+	the company can re-price underwater options without shareholder approval,
+	the company can issue options with an exercise price below the stock's current market price,
+	the company can issue reload options, or
+	the plans includes an automatic share replenishment ("evergreen") feature.

•	Stralem will generally support:

+	proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.
+	the board's discretion to determine and grant appropriate cash compensation and severance packages.
+	the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

D.	Corporate Matters

Stralem will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

•	Stralem will generally support:
+
merger and acquisition proposals that the Senior Portfolio Manager believes, based on his review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance  or shareholder rights.

+
proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder  returns.

+	proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

•	Stralem will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

E.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence.  Stralem reviews shareholder proposals on a case by-case  basis,  giving  careful  consideration   to  such  factors  as:  the  proposal's impact  on  the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	Stralem will generally support
+	the board's discretion regarding shareholder proposals that involve ordinary business practices.
+	proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
+	proposals to lower barriers to shareholder action.
+	proposals to subject shareholder rights plans to a shareholder vote.

F.	Other

•	Stralem will vote against
+	proposals where the proxy materials lack sufficient information upon which to base an informed decision.
+	proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.
•	Stralem will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

Stralem's proxy policies, and the procedures noted below, may be amended from time to time.

II.	Proxy Voting Procedures

•
Stralem subscribes to the proxy monitoring and voting agent services offered by Institutional Shareholder Services, Inc/RiskMetrics ("ISS").  ISS provides a proxy analysis with research and voting recommendations for each matter submitted to shareholder vote by companies held in the portfolios of advisory accounts that have requested Stralem to assume proxy voting responsibility or accounts that Stralem is required by law to vote proxies on behalf of that entity. In addition, ISS votes, records and generates a voting activity report for Stralem's clients. Stralem monitors ISS's voting and if Stralem does not issue instructions to ISS for a particular matter, ISS will mark the ballots in accordance with their recommendations.  As part of ISS's recordkeeping/administrative function, ISS receives and reviews all proxy statements, ballots and other materials, and generates reports regarding proxy activity. Stralem may receive proxy statements with respect to client securities at any time, although in general proxy statements will be sent either directly to ISS or to the client if Stralem has not been asked to vote the proxies.

•
Some clients over which Stralem has proxy voting discretion participate in securities lending programs. Stralem will be unable to vote any security that is out on loan to a borrower on a proxy record date because title to loaned securities passes to the borrower.

•
When Stralem is asked or required by law to vote proxies on behalf of a client, Stralem will generally vote in accordance with the recommendations of ISS, but Stralem may issue instructions to change a particular vote if Stralem determines that it is in the client's best interest. Where applicable, Stralem will also consider any specific guidelines designated in writing by a client. Clients that specify the use of proxy guidelines other than the ISS standard voting guidelines will be voted in accordance with these other guidelines. In addition to ISS' standard guidelines, Stralem also subscribes to ISS’ Socially Responsible guidelines and Taft-Hartley guidelines.

•
The Senior Portfolio Manager will consider Stralem's fiduciary responsibility to all clients when addressing proxy issues and vote accordingly.  The Senior Portfolio Manager will periodically monitor and review the policies of ISS.

In addition to the foregoing, Stralem will adhere to the following protocols:

•	Stralem will not engage in conduct that involves an attempt to change or influence the control of a company, other than by voting proxies and participating in Creditors' committees.
•	Stralem will not publicly announce its voting intentions and the reasons therefore.
•	Stralem will not participate in a proxy solicitation or otherwise seek proxyvoting authority from any other public company shareholder.
•
All communications  regarding proxy issues between the Stralem and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Stralem's  concerns for its advisory clients’ interests and not in an attempt to influence or control management.

III.	Conflicts of Interest

A potential conflict of interest situation may include where Stralem or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products  or services to, or otherwise has a material business relationship  with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm Stralem's relationship  with the company.   In order to avoid even the appearance of impropriety, Stralem will not take Stralem's relationship with the company into account, and will vote the company's proxies in the best interest of Stralem's advisory clients, in accordance with these proxy policies and procedures.

To the extent  that  the Senior Portfolio  Manager  has  any conflict  of interest  with  respect  to a company or an issue presented, then the Senior Portfolio Manager should inform the Compliance Officer and the President of Stralem of such conflict and Stralem will refer the matter to ISS and direct that service to vote the proxy in the client's interest.

IV.	Document Retention Policy.

Stralem  will retain  and/or  cause to be retained  by  ISS  the  following  documents  in  a central location:

•	A copy of this Policy & Procedure Statement.
•	A list of proxy statements received for each advisory client.
•
A record of each vote cast on behalf of a client.  Stralem may rely on a third party to make and retain this record on Stralem's behalf, so long as Stralem has obtained the third party's  undertaking  to provide a copy of such voting record promptly upon request.

•	A copy of any document created by Stralem that was material to Stralem's decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.
•	A copy of each written client request for information on how Stralem voted proxies on behalf of the client, and a copy of any written response from Stralem to the requesting client.

These documents will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record. Records maintained by Stralem shall be maintained for the first two years in an appropriate office of Stralem and three years in offsite storage.